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                          INDENTURE OF SUBLEASE BETWEEN

                    ADVANCED NMR SYSTEMS, INC., ("SUBLESSOR")

                                       AND

                         QC OPTICS, INC., ("SUBLESSEE")


         THIS INDENTURE, made this 15th day of April 1997, between Advanced NMR Systems, having a usual place of business at 46 Jonspin Road, Wilmington, Massachusetts 01887 (hereafter called the "Sublessor", which expression include his/her heirs, legal representatives and assigns where the context permits) of the one part, and QC Optics, Inc., a Delaware corporation with its principal place of business at 154 Middlesex Turnpike, Burlington, Massachusetts 01803 (hereinafter called the "Sublessee", which expression shall include its successors and assigns where the context permits) of the other part.

WITNESSETH

         1. Sublessee agrees to pay the sum of $195,240.60 ($7.90 per square foot) per year for each year of the term of this lease commencing July 15, 1997. Included in this sum is all real estate taxes, landscaping maintenance, snow removal, common area maintenance, insurance (as defined in paragraph 12), and maintenance of the septic system and HVAC units. Rent will be paid to the Sublessor on the first day of each month. An amount equal to two months rent will be held by the Sublessor as a security deposit and applied as the last two months rent or returned in full upon the occurrence of an event described in the last sentence of paragraph 3, herein.

         That in consideration of the rent herein reserved and set forth and the covenants herein reserved and contained of the part of the Sublessee to be paid, performed and observed, the Sublessor does hereby demise and lease unto the
Sublessee:

                  a. A certain portion of a Building (the "Building") located in the North Wilmington Industrial Park which portion contains 24,714 square feet more or less with the total square footage of the Building being 60,733 square feet more or less said land and Building being shown on a plan by Judith Ann Spinelli and built in accordance with such plan, such plan

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being dated December 4,1986, such plan marked Exhibit A and affixed to this
Sublease and incorporated into its terms by reference which plan has been initialed by the parties. The Sublessee shall have the right to use the driveway shown on said plan in common with other Lessees and/or tenants of the Building or any other Lessees and/or tenants of any other building which Has the right to use said driveway provided, however, that no such Lessee or Tenant shall be allowed to park therein. The Sublessee is guaranteed a proportionate number of parking spaces based on its proportionate share of the total rented portion of the Building, including at minimum the exclusive right to use the parking spaces designated "QC Optics" and consisting of 20 spaces located immediately adjacent to the Sublessee's front entrance, and the non-exclusive right to use 4 parking spaces designated as handicap parking as shown on Exhibit A-I and identified as allocable to the demised premises.

         2. The initial term of the Sublease shall be for FORTY-FIVE AND ONE-HALF MONTHS from commencement. The initial term of this Sublease shall commence on July 15, 1997 through May 1, 2001.

                  a. A certificate of use and occupancy authorizing the use of the premises for all purposes permissible under this Sublease will be issued pursuant to the applicable provisions of the State and local building code. Sublessee shall be allowed access to the premises prior to the term commencement date for purposes of renovation. Sublessee shall be responsible for leasehold improvements to the subleased premises, except removal of two magnetic test chambers and associated cooling rooms, any or all improvements for handicapped access, and demising and separating of fire and security alarm systems, which shall be completed by Sublessor prior to June 15,1997. Work to be performed by Sublessee and Sublessor shall be performed in a good and workmanlike manner conforming to all applicable laws.

                  b. Sublessor shall have a first option on any additional space within the Building that becomes available during the initial lease term. Should Sublessor not take the available space, Sublessee shall have a right of first refusal on such space at a rate to be negotiated.

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         3. The Sublessee does hereby covenant with the Sublessor that the
Sublessee during the said term of this sublease or any part thereof will pay unto the Sublessor or its legal representatives the said rent at the times and in the manner aforesaid; and will keep all singular the premises and the windows thereon in such repair, order and condition as the same are in at the commencement of said term, damage by fire, takings and other casualties, and reasonable wear and tear only excepted. Sublessee will pay its pro rata portion, based on square footage, for water and sewer taxes (if any) at the rate charged by the Town of Wilmington and will pay its portion based on usage, for charges for gas, and electricity used by the Sublessee, at the rate of 40.7% of any gas bill and 43% of any electric bill. At the expiration of said term, Sublessee will remove its goods and effects and those of all persons claiming under it; and will peaceably yield up to the Sublessor the said premises and all erections or additions made on or upon (other than the Sublessee's trade fixtures) in as good repair, order and condition in all respects as the same were in at the commence of said term, damage by fire, reasonable wear and tear and other casualties and takings excepted; and will hold the Sublessor harmless and indemnified against any injury, loss or damage to any person or property on said premises caused by the omission, fault, negligence or other misconduct of the Sublessee, and during the same term and such further time as aforesaid the said premises shall not be damaged or defaced, and no trade or occupation shall be carried on upon the said premises or use made thereto which shall be unlawful, or a public nuisance or contrary to any of the laws of the Commonwealth of Massachusetts or ordinance or bylaw for the time being in force in the Town of Wilmington in which the premises are situated, or injurious to any person or property; proper conduct of the business herein authorized to be conducted in the subleased premises shall not be deemed a violation of this covenant; and no act or thing shall be done upon the said premises or Building which will void or make voidable any insurance on the said premises or Building against fire; and no structural addition or structural alteration shall be made to or upon to said premises except as herein otherwise provided in Exhibit B without the consent in writing of the Lessor, which consent the Lessor agrees not to unreasonably withhold or delay; and any notice from the Sublessor to the Sublessee relating to the demised premises, or the occupancy thereof, shall be deemed duly served three (3) days after mailing, if mailed by registered or certified mail to the Sublessee at 46 Jonspin Road, Wilmington, Massachusetts 01887, or at such other address as the

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Sublessee may designate in writing. All bills shall be mailed to the Sublessee at the above-mentioned address. Sublessee will share the Building's security system, phone room and phone wiring system. Sublessee will pay an allocated charge based on square footage for costs incurred to maintain the security system. Sublessee will be responsible for all costs incurred in maintaining its phone system and the phone wiring system. Sublessee shall indemnify and hold harmless the Sublessor for any harm caused to Sublessee's business arising from any failure of these systems.

         Sublessee shall be responsible for maintenance of the demised premises to the extent set forth herein. Sublessee shall paint the premises and keep them in the same general condition as they are in at the time of delivery of possession, including repair, replacement and refurbishment of any portions of the premises affected by other than normal wear and team, but excluding damage by fire, casualty or taking, provided, however, that the Sublessee shall not be required to perform any painting during the last year of the term.

         It is a condition of the Sublease that if the demised premises shall be substantially (defined as making the Sublessee unable to meet its business commitments) damaged by fire or other casualty, then the Sublessee may terminate this sublease as of the date of the occurrence of such damage by written notice thereof to the other party given within ten (10) business days of the occurrence of such damage.

         4. Sublessor agrees to allow signage above the entrance to Sublessee's portion of the Building. Sublessor agrees to allow the erection of similar signage in form and context on the opposite side of the driveway, subject to approval of local authorities and Lessor.

         5. It is further stipulated and agreed, and these presents are upon this condition, that:

                  a. if any sum or sums due as rent as herein provided shall be unpaid when due and shall remain unpaid for a period of ten (10) business days after notice of such default has been given by the Sublessor to the Sublessee; or

                  b. if the Sublessee shall violate or be in default in its observance or performance of any of its covenants, conditions and agreements herein contained except default

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in payment of rent, and shall have failed within sixty (60) days after such notice in writing of such violation or default has been given by the Sublessor to the Sublessee (or, if the nature of such violation or default is such that it cannot be remedied within said sixty (60) day period if the Sublessee shall have not commenced to remedy the same within said sixty (60) days and thereafter to prosecute the remedy of the same with due diligence); or

                  c. if the estate hereby created shall be taken on execution or by other process of law and such execution and process has not been vacated, set aside or discharged within sixty (60) days; or

                  d. if the Sublessee shall be declared bankrupt or insolvent according to law, or if any assignment shall be made of its property for the benefit or creditors; or

                  e. if a receiver shall be appointed of the Sublessee's property and not removed within sixty (60) days;

         then, and in any of the said cases (notwithstanding any licenses of any former violation or waiver of the benefit hereof or consent in a former instance), Sublessor may commence proceedings to remove Sublessee in any court of competent jurisdiction.

         6. The Sublessee covenants that it will use reasonable efforts to remove snow, ice and foreign substances from sidewalks that abut its leased space.

         7. No modification or alteration of this Sublease shall be binding unless endorsed and attached hereto and signed by both parties.

         8. The premises are leased for use as an office, research and development, light manufacturing and warehouse area and for related uses, all in connection with the operation of the Sublessee's business. Sublessor and Sublessee warrant and represent that such uses are permissible under applicable law.

         9. Sublessee shall not mortgage, pledge, encumber, assign, sublet or underlet this lease or its interest hereunder in any manner whatsoever except to a subsidiary or parent or

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successor or affiliate corporation. However, Sublessee may assign and/or sublease the demised premises or any portion of the demised premises to an unaffiliated third party or entity subject to Sublessor's reasonable right of approval of such assignment or sublease. In the event of a lease assignment, Sublessor shall receive all profits received from such sublease. In the event of any subletting only as described above, Sublessee shall remain liable for the reserved rent and the due performance of all of the Sublessee's covenants herein undertaken, and will render to Sublessor 75% of all net profits received from such sublease.

         10. The Sublessor agrees that upon request of the Sublessee, Sublessor will join in the execution of a notice of lease as defined in Section 4 Chapter 183 of the General Laws of Massachusetts.

         11. So long as the Sublessee is in possession of said premises, it shall not be disturbed in the enjoyment thereof, subject only to the provisions of this Sublease, which shall bind and enure to the benefit of the parties and their respective successors and assigns. Sublessee shall have access to the premises 24 hours per day, 365 days per year, during the term of this sublease.

         12. The Sublessee shall maintain with respect to the demised premises during the lease term (a) comprehensive public liability insurance in the amount of $500,000 for injury or death of one person and at least $1,000,000 for all injuries or deaths in a single occurrence. Sublessor shall maintain building insurance, including fire and extended casualty, to cover the shell as well as all equipment and interior structures and surfaces, excluding Sublessee's property, in an amount equal to the replacement cost thereof. All such insurance shall be issued by companies qualified to issue insurance in Massachusetts, and shall insure the Sublessor as well as the Sublessee as they appear. Certificates of all such insurance shall be furnished to both parties each year. The Sublessee's insurance policies may contain reasonable deductible sums.

         13. Sublessee will provide a detailed description of the chemicals that will be actively used within the property and the method of disposal.

         14. The brokerage fee is the sole responsibility of the Sublessor. Sublessor represents and warrants to Sublessee that it has not dealt with any real estate broker other than The

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Stubblebine Company in the negotiating or making of this Sublease and Sublessor agrees to indemnify and hold harmless Sublessee from all liabilities, costs, demands, judgements, settlements, claims, and losses, including attorney's fees and costs in connection with any such claim of any other broker or brokers claiming to have an interest in the Sublease.

         15. Sublessor shall observe and perform all covenants and provisions of a certain lease by and between the Sublessor and Judith Ann Spinelli (Lessor) dated May 5,1991 and shall provide Sublessee notice within 5 days of any default thereof. Upon a default by Sublessor to timely pay rent to Lessor under said lease, Sublessee shall pay all amounts that become due to Sublessor hereunder directly to Lessor, in full satisfaction of any such amounts due from Sublessee to Sublessor, for the duration of such failure to pay rent by Sublessor. Upon a termination of Lessor's lease with Sublessor's default thereof at the option of the Sublessee, Sublessor shall assign to Lessor all of its right, title and interest in this Sublease, which shall remain in full force and effect as a direct lease from Lessor to Sublessee under the terms and provisions herein.

         IN WITNESS WHEREOF, the said Sublessor has signed, sealed, executed and delivered this instrument and the said Sublessee has caused this instrument to be signed, by its Vice President and Treasurer thereunto duly authorized, both on the day and year first written above.


/S/ STEVEN JAMES                            /S/ A.E. TOBEY
-----------------------------------         ------------------------------------
Advanced NMR Systems, Inc.                  QC Optics, Inc.
Sublessor                                   Sublessee

                                            By:/S/   ALBERT E. TOBEY
                                               ---------------------------------
                                               Vice President of Operations
                                                  Name and Title



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                          COMMONWEALTH OF MASSACHUSETTS


MIDDLESEX, SS


         Then Personally appeared the above named A. E. Tobey before me and acknowledges the foregoing to be his free act and deed.

                                             /S/ ELAINE H. MCCARTHY
                                             -----------------------------------
                                             Notary Public
                                             My Commission Expires: 6/15/2000

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                               CONSENT TO SUBLEASE

         JUDITH ANN PINELLI, successor in interest to John T. Spinelli, hereinafter called Lessor, owner of certain premises located at 46 Jonspin Road, Wilmington, Middlesex County, Massachusetts,. 01887, in accordance with the terms of a certain Lease between ADVANCED NMR SYSTEMS, Inc., Lessee, and JOHN T. SPINELLI, as Lessor, said lease dated May 5, 1991, regarding leased premises located at 46 Jonspin Road, Wilmington, Middlesex County, Massachusetts 01887, does, herewith, agree to a sublease by Lessee of its leasehold interest to QC OPTICS, INC., hereinafter called Sublessee, as follows:

         1. The premises which are the subject of this Consent form consist of a certain portion of a Building (the "Building") located in the North Wilmington Industrial Park, which portion contains 24,714 square feet, more or less, with the total square footage of the Building being 60,733 square feet, more or less, said land and Building being shown on a plan by John T Spinelli, such plan dated December 4, 1986.

         2. Lessor consents to the aforementioned sublease to Sublessee upon the same terms and conditions as contained within the Lease between Lessee, ADVANCED NMR SYSTEMS, INC., and Lessor.

         3. Lessee, ADVANCED NMR SYSTEMS, INC., shall, notwithstanding execution of this consent document by Lessor, continue to be obligated to Lessor with respect to all terms and conditions of the Lease with Lessor dated May 5, 1991.

         4. This consent by Lessor does not in any way create any new rights on the part of Lessee and/or on the part of Sublessee beyond those rights set forth within the terms of the Lease between ADVANCED NNR SYSTEMS, INC. and JUDITH ANN SPINELLI, dated May 5, 1991.

         5. So long as Sublessee complies with all terms of the original lease between Lessor and Lessee, including but not limited to timely payment of lease amounts, sublessee shall not be disturbed in its possession of the demised premises during the term of the lease between Lessor and Lessee.

         6. This consent is specifically conditioned upon the fact that the "hazardous materials" as listed on Exhibit A affixed to this Consent form and incorporated into its terms by reference, are the only "hazardous materials" which shall be used by Sublessee at the demised premises during the term of the Sublease. Lessee and Sublessee do, herewith, agree that an environmental consultant engaged by Lessor shall be allowed to view the demised premises from time to time to assure the proper storage and disposal by Sublessee of the "hazardous materials" referred to in this paragraph of this Consent document. It shall be a specific, condition of Lessor's consent to the Sublease that Sublessee properly store and dispose of the "hazardous materials" referred to in this paragraph of this Consent form.


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         WITNESS my hand and seal this 19th day of May, 1997.



                                             /S/ JUDITH ANN SPINELLI
                                             -----------------------------------
                                             Judith Ann Spinelli, Lessor



                          COMMONWEALTH OF MASSACHUSETTS


Middlesex, SS                                                    May 19, 1997


         Then personally appeared the above named Judith Ann Spinelli and acknowledged the foregoing to be be her free act and deed, before me.


                                             /S/ ROBERT J. ANNESE
                                             -----------------------------------
                                             Robert J. Annese, Notary Public
                                             My Commission expires: May 22, 2003







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